SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C, 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported) November 6, 2000
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                             Asia Web Holdings, Inc.
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             (Exact name of registrant as specified in its charter)

                        Commission File Number 000-27757


          Delaware                                                33-0529299
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State or other jurisdiction of                                (I.R.S Employer
incorporation or organization)                               Identification No.)


1947 Camino Vida Roble, Suite 102, Carlsbad, California        92008
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(Address of principal executive offices)                   (Zip Code)


       Registrant's telephone number, including area code: (760) 804-0023
                                                            --------------

                                 Acubid.com, Inc
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         (Former name or former address, if changed since last report.)

Item 5    Other Events

                  As a result of Indonesian Presidential Decree No. 96/2000 ("Decree") on July 20, 2000, thirty days after closing the transaction with P.T Jaring Data Interaktif ("JDI'), which banned foreign investments in Internet and media related industries and after seeking advice and researching the implications of this Decree, management concluded that the transaction with Alanberg Pte. Ltd. ("Alanberg") JDI was void on July 20, 2000 due to impossibility and frustration of purpose. Management was not advised of the Decree by JDI or Alanberg until August 6, 2000.

                  Additionally, Alanberg and JDI took other actions which frustrated the purpose of the transaction. On April 25, 2000 prior to the Closing of the transaction with JDI, Registrant wired JDI $200,000 on the assurance of JDI's representatives, including Bosko Djordjevic and Peter Gontha, was to be used as working capital of JDI. On July 13, 2000, subsequent to Closing, Registrant wired JDI $500,000 on the assurance of JDI's representatives, including Dicky di Nata and Peter Gontha, was to be used as working capital of JDI. Registrant has learned that at least $250,000 of this $700,000 was given personally to Peter Gontha, whose children own Alanberg and were sellers of JDI.

                  On August 4, 2000, Registrant wired an additional $200,000 to JDI, which was to be used as a short term loan to a company called Pacomnet, a start-up in business to business Internet banking and owned by the son of JDI's president, Dicky Di Nata and controlled by Peter Gontha. On September 10, 2000, Registrant called the loan pursuant to the terms of a signed agreement between Registrant and Pacomnet and was advised by Dicky di Nata, an officer of JDI who was not a representative of Pacomnet, that the Registrant was not entitled to the funds.

                  Thus, of the $900,000 that the Registrant advanced to JDI and its related entities, not less than $450,000 and possibly all of the funds were converted to the personal use of others and not applied to the needs of JDI. Alanberg, Registrants purported largest shareholder, did not protest the conversion of at least $450,000 that was ear-marked for JDI.

                  On November 6, 2000, a meeting of the Board of Directors was called and was attended by: Lawrence Schaffer, president and a director prior to Closing; Waddy Stephenson and Michael Schaffer, both directors prior to closing and elected again without contingency at the May 22, 2000 shareholder's meeting; Raj Singham, a director of Alanberg, personal legal counsel to Peter F. Gontha, and chosen by the selling JDI shareholders and contingently elected only upon closing of the transaction; and, Bosko Djordjevic, chosen by the selling JDI shareholders and contingently elected only upon closing of the transaction. Two resolutions were considered:

                  1. That because of impossibility caused by the Decree and the theft and conversion of over $400,000 of Registrant's money that the issuance of 44,000,000 of Registrant's Common Stock to Alanberg was to be canceled.

                  2. That the Company commence an action against Peter Gontha for his acts as a shareholder and an officer of JDI, specifically the theft and conversion of over $450,000.

                  As to both of the resolutions, the old board members, Schaffer and Stephenson voted in favor and Djordjevic and Singham voted against. Both Mr. Djordjevic and Mr. Singham were advised that since they were interested directors, under Delaware law, their vote would not be counted. Further, since the transaction was void only the vote of the old board members would be counted.

                  On November 8, 2000, the old board of directors consisting of Lawrence Schaffer, Michael Schaffer, and Waddy Stephenson signed a unanimous written consent that acknowledged that the transaction between Registrant and JDI was void and that the issuance of common stock to Alanberg was void and the stock was canceled.

                  On November 8, 2000, Alanberg, acting through its directors Noorjahan Meurling and Dewi Allice Lydia Gontha a.k.a. Dewi Gontha Sulisto, and without regard to the Alanberg directors identified in the Company's Form 8-K filed on September 5, 2000, Raj Singham and Francois Gontha, signed an Action by Written Consent of Stockholder of Asia Web Holdings, Inc. pursuant to Section 228 of the Delaware General Corporations Law and Article 1, Section 9 of the Bylaws ("Shareholder Action"), purported to remove Michael Schaffer and Waddy Stephenson from the Board of Directors and appointed Marlon Buno, Peter Gontha's accountant in the United States. This Shareholder Action was ratified by a Board of Director's Resolution of Alanberg Private Limited signed by all of the directors of Alanberg: Raj Singham, Noorjahan Meurling, and Dewi Allice Lydia Gontha a.k.a. Dewi Gontha Sulisto. Again, the composition of the Board of Directors of Alanberg is not the same as reported in the Company's Form 8-K filed on September 5, 2000. The information in the Company's Form 8-K filed on September 5, 2000 was given to the Registrant by the management of Alanberg with knowledge that it was to be included in one or more of Registrant's filings with the Commission.

                  This purported board of directors, consisting of Marlon Buno, Raj Singham, and Bosko Djordjevic, a Beverly Hills, California resident, on November 8, 2000, after waiver of notice pursuant to Section 229 of the Delaware General Corporations Law held a meeting and took the following actions:

                  1. Rescission of the actions taken at the November 6, 2000 meeting of the board.

                  2. Removal of Michael Schaffer as Chief Executive Officer, Lawrence Schaffer as President, and Waddy Stephenson as Secretary and as Vice President of Technical Development.

                  3. The election of Marlon Buno as President and Chief Executive Officer, Lincoln Stone as Secretary, and Marlon Buno as Chief Financial Officer.

                  4. That legal counsel acting in the matter of Zilkha vs. Asia Web Holdings, Inc. in the United States District Court for the Southern District of California, Case No. 00 CV 2025 (the"Zilkha Case"), Patton Boggs LLP and Joseph Nardulli were to continue to be retained by the Company but that such counsel were to disregard the instruction of the "previous management" and were to only act if instructed by the newly appointed officers.

                  5. That the accountancy firm of Israeloff, Trattner and Co. were to continue in the employ of the Registrant but that the accountants were to disregard the instruction of the "previous management" and were to only act if instructed by the newly appointed officers.

                  6. That the banking authority of the former officers is rescinded.

                  7. That Marlon Buno and Lincoln Stone become the designated signatories on the Company's bank accounts with the exception of the account holding the $10,000,000 proceeds from the Selim Zilkha private placement.

                  8. That Marlon Buno and Bosko Djordjevic become the designated signatories on the bank account holding the $10,000,000 proceeds from the Selim Zilkha private placement.

                  9. That these purported officers and directors be indemnified by the Company for the above actions.

                  Lincoln Stone is the Agent for Service of Process for EG Wilshire, a California corporation, located in Beverly Hills, California, whose President is Peter Gontha.

                  After serving these resolutions on legal counsel identified above, Marlon Buno instructed one of the attorneys to take no action and not to file anything with the court in the Zilkha Case when there was a responsive filing due with the court.

                  With respect to the Zilkha Case, in October, 2000, Bosko Djordjevic supplied Mr. Zilkha's attorney with internal information concerning the Company's bank accounts and a document, prepared by the Company's counsel, Patton Boggs LLP and covered by the attorney- client privilege, which document was attached as an exhibit to Mr. Zilkha's Complaint and Application for a Temporary Restraining Order and Preliminary Injunction.

                  On November 13, 2000, after action by the old Board of Directors consisting of Michael Schaffer, Lawrence Schaffer, and Waddy Stephenson, the Company's attorneys, Patton Boggs LLP and the Delaware law firm of Richards, Layton & Finger, filed a Complaint in the United States District Court for the District of Delaware naming as defendants PT Jaring Data Interaktif, Peter F. Gontha, Francois Gontha, Dewi Allice Lydia Gontha, Adisatrya Suryo Sulisto, Ahmad Sidik Mauladi ("Dicky") Iskandar Di Nata, Alanberg PTE.Ltd., Marlon Buno, Lincoln Stone, and Bosko Djordjevic. The Complaint alleges the following causes of action: 1)Securities Fraud in Violation Rule 10b-5 and Section 10(b) of the Securities and Exchange Act of 1934; 2) Fraudulent Misrepresentations or alternatively Negligent Misrepresentations; 3) Fraudulent Inducement and Concealment; 4) Conversion; 5) Civil Conspiracy to Commit Fraud; 6) Breach of Fiduciary Duty; 7) Breach of Contract; 8) Impossibility and Impracticability of Performance and Frustration of Purpose; 9) Declaratory Judgment; 10) Relief Under Subchapter VII, Section 225 of the Delaware General Corporate Law; and 11) Conversion.


Item 7.   Financial Statements and Exhibits

Exhibit   Description
-------   -----------

10.0 Stock Purchase Agreement and Promissory Note dated August 4, 2000 by and between Asia Web Holdings, Inc. and Pacomnet, an Indonesian Company.

99.0 Complaint in the matter of Asia Web Holdings, Inc. vs. PT Jaring Data Interaktif etc. et al. Case No. 00-949, United States District Court for the District of Delaware.

                                   SIGNATURES


                  Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:    November 16, 2000

                                       Asia Web Holdings, Inc. (Registrant)



                                       By: /S/ Lawrence Schaffer
                                           -----------------------------------
                                           Lawrence Schaffer, President





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